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BANKATLANTIC BANCORP, INC.

                                                                    Exhibit 31.1

I, James A. White, certify that:

                  1. I have reviewed this annual report on Form 10-K of BankAtlantic Bancorp, Inc.;

                  2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

                  3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

                  4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

                                    a.       designed such disclosure controls
                                             and procedures, or caused such
                                             disclosure controls and procedures
                                             to be designed under our
                                             supervision, to ensure that
                                             material information relating to
                                             the registrant, including its
                                             consolidated subsidiaries, is made
                                             known to us by others within those
                                             entities, particularly during the
                                             period in which this annual report
                                             is being prepared;

                                    b.       evaluated the effectiveness of the
                                             registrant's disclosure controls
                                             and procedures and presented in
                                             this annual report our conclusions
                                             about the effectiveness of the
                                             disclosure controls and procedures,
                                             as of the end of the period covered
                                             by this annual report based on such
                                             evaluation; and

                                    c.       disclosed in this annual report any
                                             change in the registrant's internal
                                             control over financial reporting
                                             that occurred during the
                                             registrant's most recent fiscal
                                             quarter that has materially
                                             affected, or is reasonably likely
                                             to materially affect, the
                                             registrant's internal control over
                                             financial reporting; and

                  5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                                    a.       all significant deficiencies and
                                             material weaknesses in the design
                                             or operation of internal control
                                             over financial reporting which are
                                             reasonably likely to adversely
                                             affect the registrant's ability to
                                             record, process, summarize and
                                             report financial information; and

                                    b.       any fraud, whether or not material,
                                             that involves management or other
                                             employees who have a significant
                                             role in the registrant's internal
                                             control over financial reporting.

Date: March 2, 2004

By:/s/ James A. White
   ---------------------
   James A. White,
   Chief Financial Officer